                                                                   Exhibit 10.19


                                                                [EXECUTION COPY]

                          MODIFICATION AGREEMENT NO. 1
                                       TO
                           SECOND AMENDED AND RESTATED
                                    LOAN AND
                               SECURITY AGREEMENT

      THIS MODIFICATION AGREEMENT NO. 1 dated as of March 31, 1999 (the "Modification Agreement No. 1"), to the Second Amended and Restated Loan and Security Agreement dated as of January 28, 1998 (as may be further amended, supplemented, amended and restated or otherwise modified from time to time, the "Loan Agreement"), among Destia Communications, Inc, a Delaware corporation formerly known as Econophone, Inc. ("Destia"), American Telemedia Limited, an English corporation ("ATL") and a wholly owned subsidiary of Destia, ECONOPHONE GmbH, a limited liability company organized under the laws of the Federal Republic of Germany ("ECONOphone GmbH") and an indirect wholly owned subsidiary of Destia (Destia, ATL, ECONOphone GmbH and additional Subsidiaries of Destia as may become a Borrower under the Loan Agreement pursuant to Section 2.11 thereof are individually referred to as a "Borrower" and collectively as the "Borrowers"), and NTFC Capital Corporation, a Delaware corporation (the "Lender");

                              W I T N E S S E T H:

      WHEREAS, the Borrowers have requested that certain provisions of the Loan Agreement be amended in certain respects as set forth herein; and

      WHEREAS, the Lender is willing to amend such provisions of the Loan Agreement and to take or permit the taking of certain actions as set forth herein, but only on the terms and conditions set forth herein;

      NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

            SECTION 1.1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, capitalized terms used in this

      Modification Agreement No. 1, including its preamble and recitals, have the meanings provided in the Loan Agreement.

                                   ARTICLE II
                           AMENDMENT OF LOAN AGREEMENT
                      AS OF THE MODIFICATION EFFECTIVE DATE

      Effective on (and subject to the occurrence of) the Modification Effective Date, the provisions of the Loan Agreement referred to below are hereby amended in accordance with this Article II. Except as expressly so amended, the Loan Agreement shall continue in full force and effect in accordance with its terms.

      SECTION 2.1. Modification of Article I (Definitions). Article I of the Loan Agreement is hereby modified as follows:

      SECTION 2.1.1. The following definitions are inserted in Article I of the Loan Agreement:

            "Adjusting Fiscal Quarter": the fiscal quarter (x) immediately following a fiscal quarter in which Destia's Debt Service Coverage Ratio was not greater than 1.10 to 1.00 and in which Destia failed to have revenues (calculated at the end of such fiscal quarter as the revenue of the four fiscal quarters then ending) equal to or greater than 85% of the level projected for such fiscal quarters in the Original Minimum Projected Revenue Table and (y) in which Destia's Debt Service Coverage Ratio was not greater than 1.10 to 1.00 and in which Destia does not have revenues (calculated at the end of such following fiscal quarter as the revenue of the four fiscal quarters then ending) equal to or greater than 85% of the level projected for such fiscal quarters in the Original Minimum Projected Revenue Table.

            "Adjusted Minimum Revenue Projection Table": the table of projections for Destia's minimum revenues set forth in the attached Table 2.

            "Applicable Minimum Revenue Projection Table": (i) Prior to the Adjusting Fiscal Quarter, the Original Minimum Projected Revenue Table, and (ii) from and after the Adjusting Fiscal Quarter, the Adjusted Minimum Projected Revenue Table.

            "Original  Minimum  Revenue   Projection   Table":  the  table  of
      projections for Destia's minimum revenues set forth in the attached Table
      1.

      SECTION 2.2. Modification of Article VII (Covenants). Article VII of the Loan Agreement is hereby modified as follows:

      SECTION 2.2.1. Schedule 7.15 of the Loan Agreement is hereby amended by deleting Schedule 7.15(c) in its entirety and substituting the following in its place:

            (c) EBITDA. Borrower's EBITDA shall not be less than: for the fiscal year ending December 31, 1999, ($25,000,000); for the fiscal year ending December 31, 2000, ($5,000,000); for the fiscal year ending December 31, 2001, $10,000,000; and for the fiscal year ending December 31, 2002, $10,000,000.

      SECTION 2.2.2. Schedule 7.15 of the Loan Agreement is hereby amended by adding to Schedule 7.15 a paragraph (e) Compliance with Projections as follows:

            (e) Compliance with Projections. For any quarter in which Destia's Debt Service Coverage Ratio (calculated at the end of such fiscal quarter and without any of the adjustments provided in Schedule 7.15(a)) is not greater than 1.10 to 1.00, Destia shall have revenues (calculated at the end of such fiscal quarter as the revenue of the four fiscal quarters then ending) equal to or greater than 85% of the level projected for such fiscal quarters in the Applicable Minimum Revenue Projection Table.

      SECTION 2.3. Modification of Article IX (Defaults). Article IX of the Loan Agreement is hereby modified as follows:

      SECTION 2.3.1. Section 9.01 of the Loan Agreement is hereby amended by deleting Schedule 9.01(c) in its entirety and substituting the following in its place:

            (c) Covenant Defaults. (i) If Borrower defaults in the performance or observance of any covenant or agreement in this Agreement, and such default continues for a period of twenty (20) calendar days after the earlier of Borrower's knowledge thereof or receipt of written notice from Lender thereof, except for violations of Section 7.08(d), which shall become an Event of Default at the end of the sixty (60) day period stated therein and except for specific Defaults listed elsewhere in this Section 9.01, as to which no notice or cure period shall apply unless specified; or

            (ii) If Destia defaults in the observance of the covenant set forth in Schedule 7.15(e) at the end of any fiscal quarter occurring on or after the Adjusting Fiscal Quarter.

                                   ARTICLE III
                           CONDITIONS TO EFFECTIVENESS

      SECTION 3.1. Modification Effective Date. This Modification Agreement No. 1 shall become effective as of the date first above written (the "Modification Effective Date"), when all of the conditions set forth in Sections 3.1.1 through
3.1.3 shall have been satisfied:

      SECTION 3.1.1. Resolutions, etc. The Lender shall have received from the Borrower, a certificate of the Secretary of Destia, dated the Modification Effective Date, of their respective Secretaries or any Assistant Secretaries as to:

            (a) resolutions of the Board of Directors of each Borrower then being in full force and effect authorizing the execution, delivery, and performance of this Modification Agreement No. 1 and each other Loan Document to be executed by it; and

            (b) the incumbency and signatures of the officers of such Borrower authorized to act with respect to this Modification Agreement No. 1 and each other Loan Document to be executed by it (upon which certificate the Lender may conclusively rely until the Lender shall have received a further certificate of the Secretary of such Borrower canceling or amending such prior certificate, which further certificate shall be reasonably satisfactory to the Lender).

      SECTION 3.1.2. Execution of Counterparts. The Lender shall have received counterparts of this Modification Agreement No. 1 duly executed by each Borrower and the Lender.

      SECTION 3.1.3. Compliance with Warranties; No Default etc. The Lender shall have received from a Responsible Officer of Destia a certificate, dated the date first above written, stating that

            (a) the representations and warranties of the Borrowers set forth in the Loan Agreement and the representations and warranties of the Borrowers set forth in each of the other Loan Documents, in each case as modified in accordance herewith, are true and correct in all material respects with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date); and

            (b) no Default has occurred and is continuing.

                                   ARTICLE IV
                                  MISCELLANEOUS

      SECTION 4.1. Cross References. References in this Modification Agreement No. 1 to any article or section are, unless otherwise specified, to such article or section of this Modification Agreement No. 1.

      SECTION 4.2. Instrument Pursuant to Loan Agreement. This Modification Agreement No. 1 is a Loan Document executed pursuant to the Loan Agreement and shall (unless otherwise expressly indicated therein) be construed, administered, and applied in accordance with all of the terms and provisions of the Loan Agreement (including that it shall be governed by the laws of the State of New
York). Any term or provision of and any modification effected by this Modification Agreement No. 1 may be modified in any manner by an instrument in writing executed by the Borrowers and the Lender. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Loan Agreement shall remain unmodified and unwaived. The modifications set forth herein shall be limited precisely as provided for herein to the provisions expressly modified herein and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of any other Loan Document or of any transaction or further or future action on the part of any Borrower which could require the consent of the Lender under the Loan Agreement.

      SECTION 4.3. Successors and Assigns. This Modification Agreement No. 1 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

      SECTION 4.4. Counterparts. This Modification Agreement No. 1 may be executed by the parties hereto in several counterparts which shall be executed by the Borrowers and the Lender, as the case may be, all of which shall be deemed to be an original and which shall constitute together but one and the same agreement.

      SECTION 4.5. Event of Default. It is understood and agreed that any breach of any representation or warranty or covenant contained herein shall constitute an Event of Default.

      IN WITNESS WHEREOF, the parties hereto have caused this Modification Agreement No. 1 to be executed by the respective officers hereunder duly authorized as of the day and year first above written.


                                          DESTIA:

                                          DESTIA COMMUNICATIONS, INC.

                                          BY:
                                             ----------------------------------

                                          TITLE:
                                                -------------------------------


                                          ATL:

                                          AMERICAN TELEMEDIA LIMITED

                                          BY:
                                             ----------------------------------

                                          TITLE:
                                                -------------------------------


                                          ECONOPHONE GmbH:

                                          ECONOPHONE GmbH

                                          BY:
                                             ----------------------------------

                                          TITLE:
                                                -------------------------------


                                          LENDER:

                                          NTFC CAPITAL CORPORATION

                                          BY:
                                             ----------------------------------

                                          TITLE:
                                                -------------------------------

                                     TABLE 1

                              Destia Communications
                    Original Minimum Projected Revenue Table
                                     (000s)

                                               YEAR
--------------------------------------------------------------------------------
                    1999       2000       2001       2002       2003       2004
--------------------------------------------------------------------------------
31-Mar           $ 62,400   $ 96,907   $127,073   $172,682   $207,614   $226,155
--------------------------------------------------------------------------------
30-Jun           $ 68,891   $103,992   $139,289   $182,709   $212,284   $232,487
--------------------------------------------------------------------------------
30-Sep           $ 79,555   $112,213   $153,769   $194,182   $217,591   $239,462
--------------------------------------------------------------------------------
31-Dec           $ 90,444   $118,879   $165,779   $203,344   $220,855   $246,074
--------------------------------------------------------------------------------
Totals           $301,290   $431,991   $585,910   $752,917   $858,344   $944,178


                                     TABLE 2

                              Destia Communications
                    Adjusted Minimum Projected Revenue Table
                                     (000s)

                                               YEAR
--------------------------------------------------------------------------------
                    1999       2000       2001       2002       2003       2004
--------------------------------------------------------------------------------
31-Mar           $ 58,000   $ 90,444   $118,879   $165,779   $203,344   $220,855
--------------------------------------------------------------------------------
30-Jun           $ 62,400   $ 96,907   $127,073   $172,682   $207,614   $226,155
--------------------------------------------------------------------------------
30-Sep           $ 68,891   $103,992   $139,289   $182,709   $212,284   $232,487
--------------------------------------------------------------------------------
31-Dec           $ 79,555   $112,213   $153,769   $194,182   $217,591   $239,462
--------------------------------------------------------------------------------
Totals           $268,846   $403,556   $539,010   $715,352   $840,833   $918,959